UNITED STATES

SECURITIES AND  EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) Oct 2, 2017

Hoverink Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54830	46-3590875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East., 24th Floor

Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(866) 443-4666

(Registrant's telephone number, including area code)

Hoverink International Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see

General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01. Other Events

 On September 29, 2017, Hoverink Biotechnologies, Inc. (the “Company”) began the process of terminating the registration of its common stock and ceasing filing reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Hoverink Biotechnologies, Inc., a Delaware corporation (the “Company”), filed a Form 15 with the Securities and Exchange Commission (“SEC”) to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Company may deregister its common stock by filing a Form 15 under Section 12(g) of the Exchange Act because the Company has fewer than 300 holders of record of its securities. The Company’s obligations to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act were suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing of the Form 15 at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

The decision of the Company’s Board of Directors to deregister the Company’s common stock was based on the consideration of numerous factors, including the costs of preparing and filing periodic reports with the SEC, the outside accounting, audit, legal and other costs and expenses associated with being a public company, the burdens placed on Company management to comply with reporting requirements.

In addition, Company has filed a certification on Form 15 making an appropriate claim under Exchange Act Rule 12h-3 on or before the due date of the Company’s Form 10-K for the year ended December 31, 2017. The Company has filed Form 15 concurrently with this Form 8-K, and thus the Company’s de-registration is effective and the Company will cease filing reports and proxy statements with the SEC. The Company expects to periodically disseminate to shareholders information as to its financial position and financial performance.

On September 26, 2017, Hoverink Biotechnologies, Inc. issued a press release announcing that they have plans to develop and commercialize LADAVRU® The news release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)

Exhibits

99.1 Press Release dated Sept 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hoverink Biotechnologies,  Inc.

Date: October 2, 2017

Debbie Mae Carter

Chief Executive Officer

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